UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   Form 8-K/A

                          AMENDMENT TO CURRENT REPORT
                    Filed Pursuant to Section 13 or 15(D) of
                      THE SECURITIES EXCHANGE ACT OF 1934


                         CRESTAR FINANCIAL CORPORATION

               (Exact name of registrant as specified in charter)


                                AMENDMENT NO. 1
                         to Current Report on Form 8-K

      Date of Report (Date of earliest event reported):  December 31, 1996


      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K as set forth in the pages attached hereto:


              Item 2:  Acquisition or Disposition of Assets
              Item 7(a):  Financial Statements of Business Acquired
              Item 7(b):  Pro Forma Financial Information


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Item 2.  Acquisition or Disposition of Assets

         On December 31, 1996, Crestar Financial Corporation (Crestar) acquired Citizens Bancorp (Citizens) in a transaction accounted for as a pooling-of-interests business combination. Crestar issued approximately 25,279,000 common shares (post-split) for all of the outstanding common shares of Citizens. The exchange ratio was 1.67 Crestar common shares (on a post -split basis) for each Citizens common share outstanding on December 31, 1996.
         Effective January 24, 1997, Crestar's common stock was split on a two-for-one basis, through distribution of a 100% stock dividend. All common share outstanding and per common share data for Crestar have been retroactively adjusted to reflect the Crestar common stock split.
         Citizens was a bank holding company based in Laurel, Maryland with 103 banking locations at December 31, 1996. At date of merger, Citizens had approximately $4.1 billion in total assets, approximately $2.9 billion in deposits and approximately $2.4 billion in loans. The assets of Citizens will continue to be used in providing financial services to customers, primarily in the Washington, D.C. metropolitan area.



Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

         The following documents filed by Citizens with the Securities and Exchange Commission (SEC) are incorporated by reference in this Form 8-K/A: (i) Citizens' Annual Report on Form 10-K for the year ended December 31, 1995; (ii) Citizens' Quarterly Reports on Form 10-Q for the periods ended March 31, 1996, June 30, 1996 and September 30, 1996; and (iii) Citizens' Current Report on form 8-K dated September 27, 1996.
         The financial statements incorporated by reference include the consolidated statements of financial condition of Citizens Bancorp and Subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1995, and the report of Deloitte & Touche LLP, independent auditors, dated January 19, 1996 thereon. Additional financial statements incorporated by reference include the consolidated statements of financial condition (unaudited) of Citizens Bancorp and Subsidiaries at September 30, 1996 and consolidated statements of income (unaudited) for the three month and nine month periods then ended.

(b)  Pro Forma Financial Information

         Pro forma condensed financial information regarding the merger of Crestar and Citizens is included in Exhibit 99.1 of this filing.

(c)  Exhibits

Exhibit 99.1: Pro forma condensed financial information related to the merger of Crestar Financial Corporation and Citizens Bancorp.

Exhibit 99.2:  Consent of Deloitte & Touche LLP

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CRESTAR FINANCIAL CORPORATION



Date:  March 14, 1997                   By:  /s/ Linda F. Rigsby
                                           ---------------------
                                           Linda F. Rigsby
                                           Senior Vice President, Deputy General
                                           Counsel and Secretary